SUBSIDIARY GUARANTY

1.          Identification.

This Guaranty (the “Guaranty”), dated as of July 14, 2014, is entered into by Millennium Biotechnologies, Inc., a Delaware corporation (the “Guarantor”), for the benefit of 31 Group LLC (the “Lender”).

2.          Recitals.

2.1           The Guarantor is a direct or indirect subsidiary of Inergetic, Inc., a Delaware corporation (“Parent”). The Lender has made and/or is making loans to Parent (the “Loans”). Guarantor will obtain substantial benefit from the proceeds of the Loans.

2.2           The Loans are and will be evidenced by certain secured subordinated convertible promissory notes (collectively, “Note” or “Notes”) issued by Parent on, about or after the date of this Guaranty pursuant to a securities purchase agreement dated at or about the date hereof (“Purchase Agreement”). The Notes were and or will be executed by Parent as “Borrower” for the benefit of the Lender as the “Holder” thereof.

2.3           In consideration of the Loans made and to be made by Lender to Parent and for other good and valuable consideration, and as security for the performance by Parent of its obligations under the Notes and as security for the repayment of the Loans and all other sums due from Parent to Lender arising under the Notes (collectively, the “Obligations”), Guarantor, for good and valuable consideration, receipt of which is acknowledged, has agreed to enter into this Guaranty.

2.4           The Lender and Parent have also entered into that certain Security Agreement dated at or about the date of this Agreement (“Security Agreement”).

3.          Guaranty.

3.1           Guaranty. Guarantor hereby unconditionally and irrevocably guarantees, jointly and severally with any other guarantor of the Obligations, the punctual payment, performance and observance when due, whether at stated maturity, by acceleration or otherwise, of all of the Obligations now or hereafter existing, whether for principal, interest (including, without limitation, all interest that accrues after the commencement of any insolvency, bankruptcy or reorganization of Parent, whether or not constituting an allowed claim in such proceeding), fees, commissions, expense reimbursements, liquidated damages, indemnifications or otherwise arising under the Notes, Security Agreement or any other Transaction Document (as defined in the Purchase Agreement) (such obligations, to the extent not paid by Parent being the “Guaranteed Obligations” and included in the definition of Obligations), and agrees to pay any and all reasonable costs, fees and expenses (including reasonable counsel fees and expenses) incurred by the Lender in enforcing any rights under the guaranty set forth herein. Without limiting the generality of the foregoing, Guarantor’s liability shall extend to all amounts that constitute part of the Guaranteed Obligations and would be owed by Parent to the Lender, but for the fact that they are unenforceable or not allowable due to the existence of an insolvency, bankruptcy or reorganization involving Parent.

3.2           Guaranty Absolute. Guarantor guarantees that the Guaranteed Obligations will be paid strictly in accordance with the terms of the Notes, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of the Lender with respect thereto. The obligations of Guarantor under this Guaranty is independent of the Guaranteed Obligations, and a separate action or actions may be brought and prosecuted against Guarantor to enforce such obligations, irrespective of whether any action is brought against Parent or any other guarantor or whether Parent or any other guarantor is joined in any such action or actions. The liability of Guarantor under this Guaranty constitutes a primary obligation, and not a contract of surety, and to the extent permitted by law, shall be irrevocable, absolute and unconditional irrespective of, and Guarantor hereby irrevocably waives any defenses it may now or hereafter have in any way relating to, any or all of the following:

(a) any lack of validity of the Notes or any agreement or instrument relating thereto;

(b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Guaranteed Obligations, or any other amendment or waiver of or any consent to departure from the Notes, including, without limitation, any increase in the Guaranteed Obligations resulting from the extension of additional credit to Parent or otherwise;

(c) any taking, exchange, release, subordination or non-perfection of any Collateral, or any taking, release or amendment or waiver of or consent to departure from any other guaranty, for all or any of the Guaranteed Obligations;

(d) any change, restructuring or termination of the corporate, limited liability company or partnership structure or existence of Parent; or

(e) any other circumstance (including, without limitation, any statute of limitations) or any existence of or reliance on any representation by the Lender that might otherwise constitute a defense available to, or a discharge of, Parent or any other guarantor or surety.

This Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Guaranteed Obligations is rescinded or must otherwise be returned by the Lender or any other entity upon the insolvency, bankruptcy or reorganization of the Parent or otherwise (and whether as a result of any demand, settlement, litigation or otherwise), all as though such payment had not been made.

3.3           Waiver. Guarantor hereby waives promptness, diligence, notice of acceptance and any other notice with respect to any of the Guaranteed Obligations and this Guaranty and any requirement that the Lender exhaust any right or takes any action against any Borrower or any other person or entity or any Collateral. Guarantor acknowledges that it will receive direct and indirect benefits from the financing arrangements contemplated herein and that the waiver set forth in this Section 3.3 is knowingly made in contemplation of such benefits. Guarantor hereby waives any right to revoke this Guaranty, and acknowledges that this Guaranty is continuing in nature and applies to all Guaranteed Obligations, whether existing now or in the future.

3.4       Continuing Guaranty; Assignments. This Guaranty is a continuing guaranty and shall (a) remain in full force and effect until the later of the indefeasible cash payment in full of the Guaranteed Obligations, (b) be binding upon Guarantor, its successors and assigns and (c) inure to the benefit of and be enforceable by the Lender and its successors, pledgees, transferees and assigns. Without limiting the generality of the foregoing clause (c), the Lender may pledge, assign or otherwise transfer all or any portion of its rights and obligations under this Guaranty (including, without limitation, all or any portion of its Notes owing to it) to any other Person, and such other Person shall thereupon become vested with all the benefits in respect thereof granted such Lender herein or otherwise.

3.5          Subrogation. Guarantor will not exercise any rights that it may now or hereafter acquire against the Lender or other guarantor (if any) that arise from the existence, payment, performance or enforcement of such Guarantor’s obligations under this Guaranty, including, without limitation, any right of subrogation, reimbursement, exoneration, contribution or indemnification, whether or not such claim, remedy or right arises in equity or under contract, statute or common law, including, without limitation, the right to take or receive from the Lender or other guarantor (if any), directly or indirectly, in cash or other property or by set-off or in any other manner, payment or security solely on account of such claim, remedy or right, unless and until all of the Guaranteed Obligations and all other amounts payable under this Guaranty shall have been indefeasibly paid in full.

3.6     Maximum Obligations. Notwithstanding any provision herein contained to the contrary, Guarantor’s liability with respect to the Obligations shall be limited to an amount not to exceed, as of any date of determination, the amount that could be claimed by Lender from Guarantor without rendering such claim voidable or avoidable under Section 548 of the Bankruptcy Code or under any applicable state Uniform Fraudulent Transfer Act, Uniform Fraudulent Conveyance Act or similar statute or common law.

4.          Miscellaneous.

4.1           Expenses. Guarantor shall pay to the Lender, on demand, the amount of any and all reasonable expenses, including, without limitation, reasonable attorneys’ fees, reasonable legal expenses and reasonable brokers’ fees, which the Lender may incur in connection with exercise or enforcement of any the rights, remedies or powers of the Lender hereunder or with respect to any or all of the Obligations.

4.2           Waivers, Amendment and Remedies. No course of dealing by the Lender and no failure by the Lender to exercise, or delay by the Lender in exercising, any right, remedy or power hereunder shall operate as a waiver thereof, and no single or partial exercise thereof shall preclude any other or further exercise thereof or the exercise of any other right, remedy or power of the Lender. No amendment, modification or waiver of any provision of this Guaranty and no consent to any departure by Guarantor therefrom, shall, in any event, be effective unless contained in a writing signed by the Guarantor and the Lender. The rights, remedies and powers of the Lender, not only hereunder, but also under any instruments and agreements evidencing or securing the Obligations and under applicable law are cumulative, and may be exercised by the Lender from time to time in such order as the Lender may elect.

4.3           Notices. All notices, demands, requests, consents, approvals, and other communications required or permitted hereunder shall be provided pursuant to the notice provisions of the Purchase Agreement.

4.4           Term; Binding Effect. This Guaranty shall (a) remain in full force and effect until payment and satisfaction in full of all of the Guaranteed Obligations; (b) be binding upon Guarantor and its successors and permitted assigns; and (c) inure to the benefit of the Lender and its respective successors and assigns. All the rights and benefits granted by Guarantor to the Lender hereunder and other agreements and documents delivered in connection therewith are deemed granted to the Lender. Upon the payment in full of the Guaranteed Obligations, (i) this Guaranty shall terminate and (ii) the Lender will, upon Guarantor’s request and at Guarantor’s expense, execute and deliver to Guarantor such documents as Guarantor shall reasonably request to evidence such termination, all without any representation, warranty or recourse whatsoever.

4.5           Captions. The captions of Paragraphs, Articles and Sections in this Guaranty have been included for convenience of reference only, and shall not define or limit the provisions hereof and have no legal or other significance whatsoever.

4.6           Governing Law; Venue; Severability. This Guaranty shall be governed by and construed in accordance with the laws of the State of New York without regard to principles of conflicts or choice of law. Any legal action or proceeding against Guarantor with respect to this Guaranty may be brought in the courts of the State of New York or of the United States for the Southern District of New York, and, by execution and delivery of this Guaranty, Guarantor hereby irrevocably accepts for itself and in respect of its property, generally and unconditionally, the jurisdiction of the aforesaid courts. Guarantor hereby irrevocably waives any objection which it may now or hereafter have to the laying of venue of any of the aforesaid actions or proceedings arising out of or in connection with this Guaranty brought in the aforesaid courts and hereby further irrevocably waives and agrees not to plead or claim in any such court that any such action or proceeding brought in any such court has been brought in an inconvenient forum. If any provision of this Guaranty, or the application thereof to any person or circumstance, is held invalid, such invalidity shall not affect any other provisions which can be given effect without the invalid provision or application, and to this end the provisions hereof shall be severable and the remaining, valid provisions shall remain of full force and effect. This Guaranty shall be deemed an unconditional obligation of Guarantor for the payment of money and, without limitation to any other remedies of Lenders, may be enforced against Guarantor by summary proceeding pursuant to New York Civil Procedure Law and Rules Section 3213 or any similar rule or statute in the jurisdiction where enforcement is sought. For purposes of such rule or statute, any other document or agreement to which Lender and Guarantor are parties or which Guarantor delivered to Lender, which may be convenient or necessary to determine Lender’s rights hereunder or Guarantor’s obligations to Lender are deemed a part of this Guaranty, whether or not such other document or agreement was delivered together herewith or was executed apart from this Guaranty. Each party hereby irrevocably waives personal service of process and consents to process being served in any suit, action or proceeding in connection with this Agreement or any other Transaction Document by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law. Guarantor irrevocably appoints Parent its true and lawful agent for service of process upon whom all processes of law and notices may be served and given in the manner described above; and such service and notice shall be deemed valid personal service and notice upon Guarantor with the same force and validity as if served upon Guarantor.

4.7           Satisfaction of Obligations. For all purposes of this Guaranty, the payment in full of the Obligations shall be conclusively deemed to have occurred when the Obligations have been indefeasibly paid pursuant to the terms of the Notes and the Purchase Agreement.

4.8           Counterparts/Execution. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original thereof.

IN WITNESS WHEREOF, the undersigned has executed and delivered this Guaranty, as of the date first written above.

“GUARANTOR”

MILLENNIUM BIOTECHNOLOGIES, INC.

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